                                  SCHEDULE 14A

          PROXY STATEMENT PURSUANT TO SECTION 14 (A) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

                                 (AMENDMENT No.)

Filed by the Registrant [x]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ] Preliminary Proxy Statement

[ ] Confidential, for Use of the Commission Only (as permitted by Rule
    14a-6(e)(2)

[x] Definitive Proxy Statement

[ ] Definitive Additional Materials

[ ] Soliciting Material under Section 240.14a-12

                            Tower Properties Company
      --------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

       -------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[x] No fee required

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

(1) Title of each class of securities to which transaction applies:

------------------------------------------------------------------------
(2) Aggregate number of securities to which transaction applies:

------------------------------------------------------------------------
(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

------------------------------------------------------------------------
(4) Proposed maximum aggregate value of transaction:

------------------------------------------------------------------------
(5) Total fee paid:

-------------------------------------------------------------------
[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1) Amount Previously Paid:

-------------------------------------------------------------------
(2) Form, Schedule or Registration Statement No.:

-------------------------------------------------------------------
(3) Filing Party:

-------------------------------------------------------------------
(4) Date Filed:

-------------------------------------------------------------------

                            TOWER PROPERTIES COMPANY

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                                  MAY 12, 2004

         The annual meeting of the stockholders of Tower Properties Company will be held in Suite 1215 in the Commerce Tower, 911 Main Street, Kansas City, Missouri, on May 12, 2004 at ten o'clock a.m., Kansas City Time, for the following purposes:

         1. To elect two members of the Board of Directors to serve until the annual stockholders meeting in 2007.

         2. To transact such other business as may properly come before the meeting or any adjournment thereof.

         The Board of Directors has fixed the close of Business on March 23, 2004 as the time for which the stockholders of record of Tower Properties Company entitled to notice and to vote at the meeting shall be determined.

                                              By Order of the Board of Directors

                                              /s/ STANLEY J. WEBER
                                              ----------------------------------
                                              Stanley J. Weber
                                              Secretary

April 7, 2004

         IT IS IMPORTANT THAT YOUR STOCK BE REPRESENTED AT THE MEETING. YOU ARE URGED TO DATE, SIGN AND RETURN THE ENCLOSED PROXY PROMPTLY.

                                 PROXY STATEMENT
                            TOWER PROPERTIES COMPANY
                           ANNUAL MEETING MAY 12, 2004

                                     GENERAL

SOLICITATION

         This proxy statement is furnished in connection with the solicitation by the Board of Directors of Tower Properties Company (the "Company"), Suite 100, Commerce Tower, 911 Main Street, Kansas City, Missouri 64105, of proxies to be used at the annual meeting of stockholders of the Company to be held May 12, 2004. The cost of solicitation of proxies will be borne by the Company. In addition to solicitation by mail, proxies may be solicited personally or by telephone or telegram by employees of the Company. Brokerage houses, the Company's transfer agent and other custodians, nominees and fiduciaries may be requested to forward soliciting material to their principals and the Company will reimburse them for the expense of doing so.

         This proxy statement and accompanying proxy will first be sent to stockholders on or about April 7, 2004. Any proxy given pursuant to this solicitation does not affect your right to vote in person at the meeting and may be revoked by the person giving it at any time before it is exercised. PERSONS WHOSE SHARES ARE HELD OF RECORD BY A BROKERAGE HOUSE, BANK OR OTHER NOMINEE AND WHO WISH TO VOTE AT THE MEETING, MUST OBTAIN FROM THE RECORD HOLDER A PROXY ISSUED IN SUCH PERSON'S NAME.

         Tower Properties Company was incorporated in the State of Missouri on September 29, 1989, as Tower Acquisition Corp. It was formed pursuant to an Agreement and Plan of Merger dated August 7, 1989 ("Agreement"), between Commerce Bancshares, Inc. ("Bancshares") and the former Tower Properties Company ("Old Tower"). Old Tower was merged with Bancshares, and the corporate name of Acquisition was changed to Tower Properties Company ("Company").

VOTING SECURITIES

         Only stockholders of record at the close of business on March 23, 2004 are entitled to vote at the meeting, and at the close of business on said date there were outstanding 176,924 shares of common stock of the Company. Each holder of common stock is entitled to one vote per share upon all matters and one vote for each director position to be filled. Cumulative voting is not permitted. In the election of directors and on all other matters presented for stockholder vote, abstentions and broker non-votes will be treated as shares present for purposes of determining the presence of a quorum. The affirmative vote of a majority of the shares present at the meeting in person or proxy is required to elect a nominee as a director and shares not voted for a nominee (whether by abstention, broker non-votes or otherwise) will not count as affirmative votes and will have the same effect as votes against such nominee.

ACTION TO BE TAKEN UNDER THE PROXY

         The person acting under the accompanying proxy will vote for the election of the nominees for directors, unless the stockholder indicates differently on the proxy. The person acting under said proxies will cast one vote for each share of stock of Company owned by the stockholder for the election of each director whose name is not stricken from the proxy. Should any nominee named herein for the office of director become unable or unwilling to accept nomination or election, it is intended that the persons acting under the proxy will vote for the election in his stead, of such other person as the management of the Company may recommend. Each nominee has indicated his willingness to serve, if elected, and it is not anticipated that any nominee will be unable or unwilling to serve if elected to office. The affirmative vote of a majority of the shares represented at the meeting in person or by proxy shall be necessary to elect each director to be elected at the meeting.

                              ELECTION OF DIRECTORS

         The Board of Directors consists of six (6) persons. There are two (2) "Class III" directors who serve until the annual stockholders meeting in 2004; two (2) "Class I" directors who serve until 2005; and two (2) "Class II" directors who serve until 2006. At each annual meeting of stockholders, the directors constituting one class are elected for a three year term.

         Two (2) "Class III" directors will be elected at the 2004 annual meeting to serve until the 2007 annual meeting and until a successor has been elected and qualified, or until such director's earlier death, resignation or removal. It is intended that shares represented by the accompanying proxy will, unless contrary instructions are given, be voted in favor of the election of the nominees hereafter named. The proxies cannot be voted for a greater number of persons than the nominees named.

         Should a director be unable to serve his full term, the by-laws provide that the remaining directors then in office, by a majority vote, may elect a successor to serve the unexpired portion of the term of the director whose position shall be vacated.

  NAME, AGE AND                                                          PRINCIPAL OCCUPATION
  POSITION WITH                SERVED AS                                DURING PAST FIVE YEARS
     COMPANY                DIRECTOR SINCE                               & OTHER DIRECTORSHIPS
------------------         ----------------                        --------------------------------
The following are nominees for election:

Class III directors to serve until annual meeting in 2007.

Thomas R. Willard          July 15, 1997                           Chief Executive Officer since
49                                                                 January 2003.  President since
                                                                   July 1997.

Jonathan M. Kemper         October 24, 1989                        Commerce Bank 1982 to present.
50                                                                 Vice-Chairman since January
                                                                   1995.  President from December
                                                                   1985 to January 1995.  Vice
                                                                   Chairman of  Commerce Bancshares
                                                                   since November 1991.  Jonathan
                                                                   M. Kemper is the son of James
                                                                   M. Kemper, Jr. and the brother
                                                                   of David W. Kemper.  He is a
                                                                   director of Commerce Bank and
                                                                   Commerce Bancshares.

The following directors of the Company will continue after the 2004 annual meeting:

Class I directors to serve until annual meeting in 2005.

James M. Kemper,Jr.        October 24, 1989                        Chairman of the Company and
82                                                                 past Chief Executive Officer
                                                                   and president.  Mr. Kemper was
                                                                   a director of Commerce
                                                                   Bancshares until April 16, 1997.
                                                                   James M. Kemper, Jr. is
                                                                   the father of Jonathan M.
                                                                   Kemper and David W. Kemper.

William E. Quirk           January 1, 2002                         Employed by the law firm
54                                                                 Shughart Thomson & Kilroy P.C.
                                                                   since September 1975. Director
                                                                   and shareholder since February
                                                                   1979.

  NAME, AGE AND                                                                          PRINCIPAL OCCUPATION
  POSITION WITH                SERVED AS                                                DURING PAST FIVE YEARS
     COMPANY                DIRECTOR SINCE                                              & OTHER DIRECTORSHIPS
------------------         ----------------                        ----------------------------------------------------------------
Class II directors to serve until annual meeting in 2006.

David W. Kemper            October 24, 1989                        President and Director of Commerce Bancshares
53                                                                 since 1982. Chairman, President and CEO of Commerce Bancshares
                                                                   since November 1991. Chairman, President and CEO of Commerce
                                                                   Bank, N.A. since December of 1997. Chairman and CEO of Commerce
                                                                   Bank, St. Louis, 1986-1997. Director of Ralcorp Holdings.  David
                                                                   W. Kemper is the son of James M. Kemper, Jr. and brother
                                                                   of Jonathan M. Kemper.

Brian D. Everist           October 24, 1989                        President of Intercontinental Engineering Manufacturing
53                                                                 Corp. (heavy manufacturing) since May 1987.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT:

         The following sets out the ownership of those stockholders beneficially owning more than 5% of the outstanding common stock of the Company as of March 1, 2004.

TITLE                      NAME AND ADDRESS               AMOUNT AND NATURE        PERCENT
 OF                               OF                             OF                   OF
CLASS                      BENEFICIAL OWNER               BENEFICIAL OWNERSHIP      CLASS
------                -------------------------           --------------------     -------
Common                Commerce Bank (1)                       43,805 (1a)           30.6%
                      as Fiduciary,                            7,494 (1b)
                      922 Walnut                              49,038 (1c)
                      Kansas City, MO                          7,525 (1d)

the following stock ownership pertains to the directors and officers as of March 1, 2004:

Common                James M. Kemper, Jr. (2)                14,873                 8.0%
                      David W. Kemper (3)                     29,678                16.0%
                      Jonathan M. Kemper (4)                  24,195                13.1%
                      Brian D. Everist                           680                  *
                      Thomas R. Willard (5)                        0                   0%
                      William E. Quirk                            57                  *
                      All directors and officers              69,483                37.6%
                      as a group (10 persons)
                      *Represents less than 1%

Footnotes:

(1) All stock registered in the name of Commerce Bank is held in a representative capacity, and Commerce Bank has no equitable ownership. The 56,563 shares reflected under Commerce Bank do not include 30,597 shares in which Commerce Bank in a representative capacity has some voting or investment authority because the same shares are reflected as beneficially owned by James M. Kemper, Jr., David W. Kemper or Jonathan
         M. Kemper.

         (1a)     Commerce Bank has sole voting authority.

         (1b)     Commerce Bank has shared voting authority.

         (1c)     Commerce Bank has sole investment authority.

         (1d)     Commerce Bank has shared investment authority.

(2) Includes 8,000 shares which may be acquired pursuant to currently exercisable stock options. Includes 324 shares in a foundation in which Mr. Kemper has voting and investment authority.

(3) Includes 1,316 shares in trusts under which David W. Kemper is co-trustee with shared voting and investment authority, but no equitable ownership, and includes 8,536 shares in custodial or trust accounts over which David W. Kemper has investment power, but no voting or equitable ownership. Does not include 12,649 shares in trust for benefit of Jonathan M. Kemper, over which Jonathan M. Kemper has sole investment authority and Jonathan M. Kemper and David W. Kemper have shared voting authority. These shares are included in shares beneficially owned by Jonathan M. Kemper. Does not include 6,549 shares in trust for James M. Kemper, Jr. in which David W. Kemper is co-trustee with no voting or investment authority. These shares are included as shares beneficially owned by James M. Kemper, Jr. Does not include 1,625 shares owned beneficially by David W. Kemper's wife.

(4) Includes 11,010 shares in trusts under which Jonathan M. Kemper is co-trustee with shared voting and investment authority but no equitable ownership. Includes 536 shares in a trust under which Jonathan M. Kemper is co-trustee with shared voting and investment authority. Does not include 19,826 shares in trust for benefit of David W. Kemper over which David W. Kemper has sole investment authority and David W. Kemper and Jonathan M. Kemper have shared voting authority. These shares are included as shares beneficially owned by David W. Kemper. Does not include 1,625 shares owned beneficially by Jonathan M. Kemper's wife.

(5) The rules require disclosure of stock ownership by all directors, even if they do not own any shares.

                               EXECUTIVE OFFICERS

                                                         Served as            Business Exp.
   Name and age                   Position             Officer Since          Past 5 years
--------------------         -----------------       ----------------     ---------------------
James M. Kemper, Jr.         Chairman of Board       October 24, 1989     Chairman of Board
82                                                                        and past CEO and
                                                                          President of Company.

Thomas R. Willard            President and           July 15, 1997        CEO of Company since
49                           Chief Executive                              January 2003.
                             Officer                                      President of Company
                                                                          since July 1997.

                                                         Served as           Business Exp.
   Name and age                   Position             Officer Since          Past 5 years
--------------------         ------------------      -----------------    ---------------------
Stanley J. Weber             Vice President,         November 18, 2003    Employee of Company
41                           Chief Financial                              since September 2003.
                             Officer, Treasurer                           Officer since
                             and Secretary                                November 2003.
                                                                          Previously employed
                                                                          as an executive
                                                                          officer at National
                                                                          Farms, Inc., 10/89 to
                                                                          9/03.

Margaret V. Allinder         Vice President and      October 29, 1998     Employee of Company
51                           Asst. Secretary                              since 197l.  Assistant
                                                                          Secretary since 1977.

E. Gibson Kerr               Vice President          January 19, 1999     Employee of Company
40                                                                        since November 1997.
                                                                          Officer since
                                                                          January 1999.

Daniel R. Ellerman           Vice President          November 2, 1999     Employee of Company
64                                                                        since July 1987.
                                                                          Officer since
                                                                          November 1999.

                           SUMMARY COMPENSATION TABLE


                                                                    Long Term Compensation
                                         Annual                ---------------------------------
                                      Compensation               Number of
        Name and              -----------------------------    Stock Options       All Other
  Principal Position          Year      Salary       Bonus        Granted       Compensation (2)
-----------------------       ----   ------------    ------    -------------    ----------------
James M. Kemper, Jr. (1)      2003   $  23,294            0        2,000           $  1,200
Chairman                      2002      25,000            0        2,000              1,200
                              2001      44,792            0        4,000              1,200

Thomas R. Willard (1)         2003     183,947            0            0              4,200
President and CEO             2002     173,587       20,000            0              3,950
                              2001     162,990       34,013            0              3,825

Stanley J. Weber              2003      36,667            0            0                  0
Vice President, CFO,
Treasurer and Secretary

E. Gibson Kerr                2003     111,901       83,518            0              3,643
Vice President                2002     109,482       46,897            0              3,155
                              2001     101,869        8,298            0              2,937

(1) Mr. Kemper was Chief Executive Officer of the Company from October 1989 until January 2003. Mr. Willard was appointed Chief Executive Officer in January 2003.

(2)      Amounts paid or accrued under the Company's 401(K) Plan

                       OPTION GRANTS IN CALENDAR YEAR 2003

The following table sets forth information regarding each stock option granted during calendar year 2003 to the one individual named in the Summary Compensation Table to whom a stock option was granted.

                           Number of
                             Shares     Percent of Total
                           Underlying   Options Granted
                            Options       to Employees      Exercise
                            Granted        in fiscal          Price     Expiration
       Name                   (1)             Year          ($)/Share      Date
--------------------       ----------   ----------------    ---------   ----------
James M. Kemper, Jr.        2,000             100%             168      11/18/2008

(1) The options were granted on November 18, 2003, and were exercisable in full beginning on the date of grant.

              AGGREGATED OPTION EXERCISED DURING CALENDAR YEAR 2003
                     AND OPTION VALUES ON DECEMBER 31, 2003

                                                           Number of
                                                            Shares                      Value of
                                                          Underlying                   Unexercised
                                                          Unexercised                 In-The-Money
                          Number of                       Options at                   Options at
                            Shares                       12/31/2003 (1)                12/31/2003
                         Acquired on      Value    -------------------------    -------------------------
       Name                Exercise     Realized   Exercisable/Unexercisable    Exercisable/Unexercisable
--------------------     -----------    --------   -------------------------    -------------------------
James M. Kemper, Jr.          0            0             8,000/0                      $72,000/0

(1) No executive officer held stock options at any time during 2003 other than James M. Kemper, Jr.

EQUITY COMPENSATION PLAN INFORMATION

                                                                   Number of securities
                             Number of                             remaining available
                           securities to                           for future issuance
                             be issued                                 under equity
                           upon exercise       Weighted average     compensation plans
                           of outstanding     exercise price of         (excluding
                              options,           outstanding            securities
                            warrants and      options, warrants        reflected in
                               rights            and rights            column (a))
                           --------------     -----------------    --------------------
                                (a)                  (b)                   (c)
                           --------------     -----------------    --------------------
Equity compensation
plans approved by
security holders                        0                     0                       0
---------------------------------------------------------------------------------------
Equity compensation
plans not approved
by security holders (1)             8,000     $          166.00                       0
---------------------------------------------------------------------------------------
Total                               8,000     $          166.00                       0
---------------------------------------------------------------------------------------

(1) The Company granted 2,000 nonqualified stock options to James M. Kemper Jr., Chairman, in 2003, with an exercise price equal to the stock's market price on the date of the grant ($168.00). The Company granted 2,000 nonqualified stock options to James M. Kemper, Jr., Chairman, in 2002, with an exercise price equal to the stock's market price on the date of the grant ($175.00). In 2001, the Company granted to its Chairman 4,000 nonqualified stock options with exercise prices equal to the stock's market price on the dates of grant (2,000 at $156.00 and 2,000 at $165.00). All such options are exercisable for five years from the date of grant and remain outstanding at December 31, 2003. Each stock option grant was determined by the Board of Directors separately and not as part of an agreed plan or contractual obligation. The Company has not committed itself to future stock option grants and no shares have been set aside for such purpose.

                               COMPENSATION PLANS

401K PLAN

         The Company has adopted a 401K Plan. Under the plan, all full time employees who have been employed for 1 year (1,000 hours) and have attained 21 years of age are eligible. Eligible employees may elect to contribute to the plan up to $12,000.00 annually, plus $2,000 "catch-up" if over 50 years of age.

         The Company will match the employee contribution at the rate of 25% of the employee contribution, provided that the Company will make no matching contribution on the amount of the employee contribution which is in excess of 6% of the employee compensation.

         In 2003, the Company made a discretionary contribution of $1,200 for each eligible employee.

         Participants are 100% vested in their contribution at all times. Vesting in Company contribution accrues at the rate of 20% per year, provided that the employee is fully vested at death, disability, attaining age 65 or termination of plan. Participants may self-direct investments in funds controlled by the trustee. Taxes on contributions and earnings are deferred.

         Withdrawal of vested Company contributions may occur when participant's employment terminates or when participant retires, retires due to disability, dies or incurs a hardship and when participant reaches 59 1/2 years of age (provided participant is fully vested).

         During the year ending December 31, 2003, the Company's combined matching and discretionary contributions under the plan on behalf of Mr. Kemper were $1,200; on behalf of Mr. Willard were $4,200; on behalf of Mr. Weber were $0; and on behalf of Mr. Kerr were $3,643.

                               STOCK PURCHASE PLAN

         Effective July 1, 1990, the Company adopted a Stock Purchase Plan for non-employee directors. The Plan permits the non-employee directors to elect to have their director fees retained by the Company in a special account. The Company will annually add to the special accounts 25% of the amount contributed by each participating director. Semi-annually, the funds in each participant's account shall be used to purchase common stock of the Company at the last known sale price and the stock shall be distributed to participants. For the calendar year ending December 31, 2003, the amounts contributed to each non-employee director's special account and the stock subsequently acquired by each such director is as follows:

                          Amount                         Shares
    Director            Contributed     Company 25%     Acquired
------------------      -----------     -----------     --------
David W. Kemper           $4,000        $  1,000.00        29
Jonathan M. Kemper         3,750             937.50        27
Brian D. Everist           4,000           1,000.00        29
William E. Quirk           4,000           1,000.00        29

         Each non-employee director elected to participate in the Stock Purchase Plan effective July 1, 1990 and received Company stock in lieu of the compensation as set forth above.

                                  TRANSACTIONS

         James M. Kemper, Jr., David W. Kemper and Jonathan M. Kemper beneficially own approximately 7.8% of Commerce Bancshares, Inc., parent of Commerce Bank. David W. Kemper is Chairman of the Board and President and CEO of Commerce Bancshares, Inc. and Commerce Bank. Jonathan M. Kemper is Director and Vice Chairman of the Board of Commerce Bank and of Commerce Bancshares, Inc.

         During 2003 the Company had a variety of related party transactions with Commerce Bank.

               - The Company leases space to Commerce Bank and its affiliates and the rental income derived from these leases in 2003 was $1,942,l73. Also, in 2003 the Company received $465,000 from Commerce Bank for lease buyouts.

               - The Company manages certain properties owned by Commerce under property management agreements. In addition, in 2003 the Company oversaw the construction of an office building in Wichita, KS owned by Commerce. Total fees earned under these property and construction management agreements were $749,550 in 2003. The Company earns lease commissions on property owned by or rented by Commerce under a listing agreement and fees earned under these lease commissions arrangements were $559,655 in 2003. The Company also earns income from consulting services, and the fees earned from consulting services were $2,295 in 2003. The Company provides similar services to unrelated parties and revenues earned under these arrangements are similar to those earned from other unrelated parties.

               - The Company owns 136,699 shares of Commerce Bancshares common stock, and received dividend income of $101,572 on such shares during 2003. In addition, excess funds are deposited in Commerce Bank, N.A. Interest income earned on such deposits was $11,059. The dividend and interest income earned are similar to those earned from unrelated parties.

               - The Company has an $18,500,000 line of credit with Commerce Bank, N.A. that has a variable interest rate equal to one and one half percent (1 1/2%) in excess of the Fed Funds rate. The line of credit has been partially used to fund letters of credit on Hillsborough apartments ($65,000) and the Real Estate Bond Issue ($6,656,000).

                    At December 31, 2003, $10,398,000 was borrowed on the line of credit, and the interest rate at December 31, 2003 was $2.44%. At December 31, 2003, $1,381,000 was available under this line of credit. The line requires monthly interest payments and matures June 1, 2004. Interest expense for this loan, including letter of credit fees, was $120,438 in 2003.

               - The Company also has two construction loans with Commerce Bank, N.A. that totaled $12,650,000. The Company has a $10,250,000 construction loan for the development of the Oakbrook apartments with a variable interest rate equal to the London Interbank Offered Rate (LIBOR) plus 1.75%. At December 31, 2003, the loan was fully drawn, and the interest rate at December 31,2003 was 2.92%. The loan requires monthly interest payments and matures February 18, 2006. Interest expense for this loan was $231,353 in 2003. The Company also has a $2,400,000 construction loan for the expansion of the 811 Garage with a variable interest rate equal to the LIBOR plus 1.75%. At December 31, 2003, the loan was fully drawn, and the interest rate at December 31, 2003 was 2.92%. The loan requires monthly interest payments and matures May 1, 2006. Interest expense for this loan was $47,457 in 2003. The loans are similar to those that are negotiated with other unrelated parties.

               - During 2003, Commerce reimbursed the Company $2,100,234 for labor, utilities, and construction costs initially funded by the Company on behalf of Commerce.

               - Included in receivables at December 31, 2003 are amounts due from Commerce of $595,546.

                             ACCOUNTING INFORMATION

         The Board of Directors selected KPMG LLP as the Company's independent public accountants to examine the financial statements of the Company for 2004. A representative of KPMG LLP will be available to make statements concerning the audit and to answer any questions presented from the floor.

         The Board of Directors of the Company considered and unanimously determined that the performance by KMPG LLP of audit services for the Company is compatible with KMPG having performed non-audit services, including tax services and a segregation study for depreciation allocation.

                 FEES TO INDEPENDENT AUDITORS FOR 2003 AND 2002

         Following are the fees for professional services rendered by KPMG LLP for the audits of the Company's annual financial statements and reviews of the financial statements included in the Company's Form 10-Q reports filed with the SEC for the years ending December 31, 2003 and 2002, and tax-related services and other services billed for the year ended December 31, 2003 and December 31, 2002.

                              2003     2002
                            -------   -------
Audit Fees                  $49,500   $45,000
Audit Related Fees                0         0
Tax Fees                     16,790    12,310
All Other Fees               13,141     3,725
                            -------   -------
Total                       $79,431   $61,035
                            =======   =======

         Audit fees represent costs of year-end audit and quarterly Form 10-Q reviews. Tax fees represent costs for the preparation of tax returns and tax compliance. All other fees in 2003 represent costs for cost segregation studies for depreciation allocation, and in 2002 it represents miscellaneous consulting projects.

POLICY REGARDING PRE-APPROVAL OF AUDIT AND NON-AUDIT SERVICES OF INDEPENDENT AUDITOR

         It is the policy of the Board of Directors to pre-approve all audit and non-audit services provided by the independent auditors prior to the independent auditors performing such services. These services may include audit services, audit related services, tax services and other services that are not prohibited from being provided by the independent auditors by the Sarbanes-Oxley Act of 2002 or rules issued thereunder ("Permitted Services"). Pre-approval is generally granted at each regular meeting of the Board of Directors and any pre-approval is detailed as much as possible as to the particular service or category of services and is generally subject to a specific budget. The Board of Directors may delegate pre-approval authority to one or more of its independent members with respect to Permitted Services when expedition of services is necessary. The independent auditors and management are required to periodically report to the full Board of Directors regarding the extent of services provided by the independent auditors in accordance with any pre-approval, and the fees for the services performed to date. All audit fees, audit related fees, tax fees and other fees paid in 2003 were pre-approved by the Board of Directors.

                              CORPORATE GOVERNANCE

         The Board of Directors has no standing audit, compensation or nominating committees or committees performing similar functions. During the past fiscal year the Company held four regular and no special Board of Directors meetings. Because only a small number of shareholders attend the Company's annual meetings, directors are not required to attend such annual meetings. David W. Kemper, Jonathan M. Kemper and Thomas R. Willard attended the April 9, 2003 annual meeting of stockholders. Each director, except for salaried officers, was entitled to $250.00 for each meeting attended, plus $3,000.00 annually.

CONSIDERATION OF NOMINEES, QUALIFICATIONS AND PROCEDURES

         In light of the relatively small size of the Company and because the Board of Directors consists of only six directors, the Board has determined that it is more efficient for the entire Board of Directors to consider nominees for director instead of having a separate nominating committee.

         The Board of Directors adopted the policy in March 2004 that it will consider qualified candidates for director that are suggested by stockholders. Stockholders can recommend qualified candidates for director by writing to:
Board of Directors, Attention: Stanley J. Weber, Corporate Secretary, Tower Properties Company, Suite 100, 911 Main Street, Kansas City, Missouri 64105. Recommendations should set forth detailed information regarding the candidate, including the person's background, education, business, community and educational experience, other Boards of Directors of publicly held corporations on which the candidate currently serves or has served in the past and other qualifications of the candidate to serve as a director of the Company. All recommendations must be received by January 1 in order to be considered as a nominee for director at the annual meeting of stockholders to be held in such year. Recommendations that are received that meet the conditions set forth above shall be forwarded to the Board of Directors for further review and consideration.

         In evaluating director nominees, the Board of Directors shall consider, among other things, the following factors:

     - The needs of the Company with respect to the particular talents and experience of its directors;

     - The extent to which the candidate would contribute to the range of talent, skill and expertise appropriate for the Board;

     - The ability of the candidate to represent the interests of the stockholders of the Company;

     - The candidate's standards of integrity, commitment and independence of thought and judgment;

     - The candidate's ability to dedicate sufficient time, energy and attention to the diligent performance of his or her duties as a director of the Company, taking into account the candidate's services on other boards, including public and private company boards as well as not-for-profit boards, and other business and professional commitments of the candidate;

     - The knowledge, skills and experience of the candidate, including experience in the Company's industry, business, finance, administration or public service, in light of prevailing business conditions; and

     -   Experience with accounting rules and practices.

         The Board of Directors will also consider such other relevant factors as it deems appropriate, including the current composition of the Board. Other than considering the factors set forth above, there shall be no stated minimum criteria for director nominees.

         The Board of Directors will identify candidates by first evaluating the current members of the Board of Directors willing to continue in service. If any member of the Board does not wish to continue in service or if the Board decides not to re-nominate a member for election to the Board, the Board shall identify the desired skills and experience of a new candidate in light of the factors set forth above. Qualified candidates recommended by stockholders shall be considered. Research may be performed to identify qualified individuals. The Board of Directors may, but shall not be required to, engage third parties to identify or evaluate or assist in identifying potential candidates. The Board of Directors has not previously utilized an executive search firm to assist in identifying potential candidates.

         In connection with its evaluation of candidates, the Board of Directors shall determine which, if any, candidates shall be interviewed, and if warranted, one or more members of the Board, shall interview prospective candidates in person or by telephone. After completing this evaluation and interview process, the full Board of Directors will determine the persons it will nominate to serve as directors.

STOCKHOLDER COMMUNICATIONS WITH THE BOARD

         The Board in March 2004, adopted a policy regarding stockholder communications with the Board. Stockholders and other parties interested in communicating directly with the Board of Directors may do so by writing to:
Board of Directors, Attn: Stanley J. Weber, Corporate Secretary, Tower Properties Company, Suite 100, 911 Main Street, Kansas City, Missouri 64105. Under the policy, the Corporate Secretary forwards to all members of the Board copies of all such correspondence.

CODE OF ETHICS

         The Company has also adopted a Code of Ethics for Chief Executive Officer, Chief Financial Officer, and Controller (the "Code of Ethics"). The Code of Ethics is intended to comply with the provisions of Section 406 of the Sarbanes-Oxley Act of 2002 and regulations of the SEC. The Code of Ethics is intended to promote honesty and integrity, the avoidance of conflicts of interests, full, accurate, and timely disclosure of financial reports, and compliance with laws and regulations and other matters. The Company will mail without charge to stockholders, upon written request, a copy of the Code of Ethics. Requests should be sent to Stanley J. Weber, Corporate Secretary at Tower Properties Company, Suite 100, 911 Main Street, Kansas City, Missouri 64105.

                    DATE FOR RECEIPT OF STOCKHOLDER PROPOSALS

         Stockholder proposals intended to be presented at the 2005 annual meeting must be received at the Company's office, Suite 100, Commerce Tower, Kansas City, Missouri 64105, not later than December 7, 2004, to be included in the proxy statement and on the proxy form.

                                  OTHER MATTERS

         The Company will furnish to any person who was a stockholder on March 23, 2004 (without charge) a copy of the Annual Report on Form 10-K, including the financial statements and schedules thereto, required to be filed with the Securities and Exchange Commission upon such person's written request for the same, which request must contain a good faith representation that, as of March 23, 2004 such person was a beneficial owner of securities entitled to vote at such meeting. The request should be directed to Mr. Stanley J. Weber, Secretary, Tower Properties Company, Suite 100, 911 Main Street, Kansas City, Missouri 64105.

         The management does not know of any matter of business to come before the meeting other than that referred to in the notice of meeting, but it is intended that as to any such other matter of business, the person named in the accompanying proxy will vote said proxy in accordance with the judgment of the persons or persons voting the same.

                             By Order of the Board of Directors
                             Stanley J. Weber
                             Secretary

April 7, 2004

                            TOWER PROPERTIES COMPANY
                       100 Commerce Tower, 911 Main Street
                           Kansas City, Missouri 64105

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints James M. Kemper, Jr., Thomas R. Willard, and Stanley J. Weber, or any one of them, as Proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated below, all the shares of common stock of Tower Properties Company held of record by the undersigned on March 23, 2004 at the annual meeting of stockholders to be held on May 12, 2004 or any adjournment thereof.

1. / / ELECTION OF TWO CLASS III DIRECTORS       / / WITHHOLD AUTHORITY
       FOR all nominees listed below       to vote for all nominees listed below

(INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, STRIKE A LINE THROUGH THE NOMINEE'S NAME IN THE LIST BELOW.)

                    Jonathan M. Kemper and Thomas R. Willard

2. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

The proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted FOR all nominees listed in proposal 1.

Please sign exactly as your name appears below. When shares are held by joint tenants, both should sign. When signing as attorney, as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

                                DATED: ------------------------------, 2004.

                                --------------------------------------------
                                Signature

                                --------------------------------------------
                                Signature if held jointly

                                --------------------------------------------
                                   PLEASE MARK, DATE AND RETURN THE PROXY
                                      CARD PROMPTLY USING THE ENCLOSED
                                                   ENVELOPE.